UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2018

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2018, we entered into retention agreements with our 1) Senior Vice President/Chief Financial Officer, 2) Senior Vice President, Energy Management, 3) Senior Vice President, Generation and 4) Senior Vice President, Organization Services/CTO. The retention agreements were made effective June 27, 2018 and end on June 1, 2020.  In consideration of the above mentioned executives continuing employment during this period, the executive is eligible to receive a retention payment on June 1, 2020 in the amount agreed to in the agreement as follows:

Executive Title	Retention Payment
Senior Vice President/Chief Financial Officer	$107,130.40
Senior Vice President, Energy Management	98,150.00
Senior Vice President, Generation	89,091.60
Senior Vice President, Organization Services/CTO	73,616.40

If prior to June 1, 2020, an above mentioned executive’s employment is terminated by us for cause or by the executive for any reason, the entire retention payment for such executive is forfeited.  If an above mentioned executive’s employment is involuntarily terminated prior to June 1, 2020 by us, without cause, such termination shall result in an immediate vesting of the entire retention payment and the retention payment will be paid within thirty days of the executive’s date of termination.  The retention agreements are not employment agreements and do not guarantee the executive the right to continue in the employment of us or our subsidiaries.

The foregoing descriptions of the retention agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the retention agreements, a copy of which are expected to be filed as an exhibit to the our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: June 29, 2018	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer